NET INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
NET INCOME (LOSS) PER SHARE

NOTE 13-NET INCOME (LOSS) PER SHARE

The following table sets forth the computation of basic and diluted net income (loss) per share for the years ended December 31, 2020, 2019 and 2018:

	Years Ended December 31,
	2020	2019	2018
	(in thousands)
Numerator:
Net income (loss)	$(23,676)	$(3,913)	$4,820
Denominator:
Weighted average shares outstanding–Basic	35,881	35,556	35,642
Potentially dilutive ordinary share equivalents-stock options and restricted stock	—	—	677
Weighted average shares outstanding-Diluted	35,881	35,556	36,319
Net Income (loss) per share–Basic	$(0.66)	$(0.11)	$0.14
Net Income (loss) per share–Diluted	$(0.66)	$(0.11)	$0.13

The dilutive effect of share-based awards is reflected in diluted net loss per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the Company’s ordinary share can result in a greater dilutive effect from potentially dilutive awards.

For the years ended December 31, 2020 and 2019, there was nil ordinary shares were dilutive.